                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     February 17, 2005 (February 17, 2005)

                            Surge Global Energy, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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            (State or jurisdiction of incorporation or organization)

                                    000-24269
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                            (Commission File Number)

                                   34-1454529
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                     (I.R.S. Employer Identification Number)

              12220 El Camino Real, Suite 410, San Diego, CA 92130
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               (Address of principal executive offices (Zip Code)

                   Registrant's telephone number: 858-704-5010


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
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           Appointment of Principal Officers.
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         (b) On February 17, 2005, Richard deY Manning submitted his resignation to the Corporation's Board of Directors from his position as a director. There were no disagreements with the registrant relating to the registrant's operations, policies or practices. No replacement director has been named to fill the vacancy.



                                      Surge Global Energy, Inc.


Dated: February 17, 2005              By: /s/ Fred W. Kelly
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                                          Fred W. Kelly, Chief Executive Officer